UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

Harvest Capital Credit Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35906	46-1396995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 25th Floor

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 906-3592

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2017, Harvest Capital Credit Corporation (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The proposals are described in detail in the proxy statement of the Company dated April 20, 2017. As of April 18, 2017, the record date, 6,404,189 shares of common stock were outstanding and eligible to vote.

Proposal 1. The Company’s stockholders elected two directors of the Company, each of whom will serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified. The tabulation of votes was:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dorian B. Klein	2,566,402	37,127	2,697,069

Jack G. Levin	2,494,672	108,857	2,697,069

Proposal 2. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth below:

Votes For	Votes Against	Abstain
5,236,842	39,211	24,545

Item 8.01.	Other Events

On June 13, 2017, the Company issued a press release announcing that its board of directors authorized a stock repurchase program. Under the program, the Company is authorized to repurchase up to $3.0 million in the aggregate of its outstanding common stock in the open market. The timing, manner, price, and amount of any share repurchases will be determined by the Company’s management in their discretion, based on applicable legal and regulatory requirements and other factors, including the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. No assurances can be given that any common stock, or any particular amount, will be purchased. Unless amended by the Company’s board of directors, the repurchase program will expire on the earlier of June 30, 2018 and the repurchase of $3.0 million of outstanding shares of common stock. The program may be suspended, extended, modified, or discontinued at any time. The Company’s previous repurchase program expired on December 31, 2016. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2017	HARVEST CAPITAL CREDIT CORPORATION

	By:	/s/ Craig R. Kitchin
	Name:	Craig R. Kitchin
	Title:	Chief Financial Officer and Secretary